Summary Prospectus May 1, 2012



                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS SMALL MID CAP GROWTH VIP






CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.55
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.18
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.73
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EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $75          $233       $406       $906
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2011: 84%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000 (Reg. TM) Growth Index. While the market capitalization range of the Russell 2000 (Reg. TM) Growth Index changes throughout the year, as of the most recent reconstitution date of the index (June 27, 2011), companies in the index had a median market capitalization of approximately $618 million. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap (Reg. TM) Growth Index. While the market capitalization range of the Russell Midcap (Reg.
TM) Growth Index changes throughout the year, as of the most recent reconstitution date of the index (June 27, 2011), companies in the index had a median market capitalization of approximately $4.70 billion. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 20% of total assets in foreign securities. The fund may invest in initial public offerings.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within sectors.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on stocks that it believes have superior growth prospects and above average near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of small and mid-sized company stocks across all economic sectors, early in their growth cycles and which portfolio management believes to have the potential to be the blue chips of the future. Portfolio management generally seeks companies it believes have a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that portfolio management believes can support this growth potential with sufficient working capital and manageable levels of debt.


Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches portfolio management's expectations or portfolio management believes there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their



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                                                    DWS Small Mid Cap Growth VIP


                                                  SUMMARY PROSPECTUS May 1, 2012
full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to May 1, 2011, the fund was named DWS Small Cap Growth VIP and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  2002        2003       2004       2005      2006      2007    2008      2009     2010       2011
  -33.36      32.94      11.02      7.07      5.27      6.20    -49.50    40.60    29.44      -3.91




Best Quarter: 25.41%, Q2 2009         Worst Quarter: -32.48%, Q4 2008
Year-to-Date as of 3/31/2012: 15.79%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2011 expressed as a %)


                                  CLASS           1           5         10
                              INCEPTION        YEAR       YEARS      YEARS
                            -----------  ----------  ----------  ---------
CLASS A                      5/2/1994        -3.91       -1.27       0.38
--------------------------   --------       ------      ------       ----
RUSSELL 2500 GROWTH
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                    -1.57       2.89        5.23
--------------------------  --------        ------      ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.



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                                                    DWS Small Mid Cap Growth VIP


                                                  SUMMARY PROSPECTUS May 1, 2012

RAFAELINA M. LEE, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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                                                    DWS Small Mid Cap Growth VIP
                                      SUMMARY PROSPECTUS May 1, 2012 2A-SMCG-SUM